Exhibit 23.01



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement of our reports dated October 31, 1996, included in Transaction Systems Architects, Inc.'s Annual Report 10-K on Form for the fiscal year ended September 30, 1996, and to all references to our Firm included in this Registration Statement.

                                                        ARTHUR ANDERSEN LLP

Omaha, Nebraska
March 27, 1997